MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Management			Mutual Funds			Private Wealth Management			Asset Servicing
	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)
Revenue:
Investment management	$549	$494	$492	$553	$604	$572	$275	$277	$278	$—	$—	$—
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	44	29	3	(4)	4	21	9	11	15	422	434	352
Securities lending revenue	—	—	—	—	—	—	—	—	—	69	75	97
Transfer revenue	36	38	42	(56)	(59)	(55)	10	17	19	2	(2)	(10)

Total trust and investment fee revenue	629	561	537	493	549	538	294	305	312	493	507	439
Other fee revenue	19	14	9	—	(6)	3	14	15	15	121	132	168
Net interest revenue (expense)	(18)	(29)	(13)	(4)	7	1	223	209	165	82	95	124

Total revenue	630	546	533	489	550	542	531	529	492	696	734	731
Credit quality expense	—	—	—	—	—	—	1	—	1	—	—	—
Operating expense:
Amortization of goodwill	—	—	11	—	—	11	—	—	16	—	—	6
Other expense	509	474	386	320	338	328	293	278	254	541	542	456

Total operating expense	509	474	397	320	338	339	293	278	270	541	542	462

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	121	72	136	169	212	203	237	251	221	155	192	269
Income taxes (benefits)	43	27	53	60	85	82	84	89	82	55	67	96

Income (loss) from continuing operations before cumulative effect of accounting change	78	45	83	109	127	121	153	162	139	100	125	173
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	78	45	83	109	127	121	153	162	139	100	125	173
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$78	$45	$83	$109	$127	$121	$153	$162	$139	$100	$125	$173

Average loans	$—	$—	$—	$—	$—	$—	$2.9	$2.7	$2.3	$—	$—	$—
Average assets (c)	$1.4	$1.2	$0.9	$0.7	$0.7	$0.7	$5.5	$5.0	$4.8	$5.8	$4.7	$4.9
Average deposits	$—	$—	$—	$—	$—	$—	$4.6	$4.4	$4.2	$4.2	$3.4	$3.7
Average common equity	$0.5	$0.2	$0.2	$0.2	$0.4	$0.4	$0.4	$0.2	$0.2	$0.6	$0.5	$0.5
Average Tier I preferred equity	$0.3	$—	$—	$0.1	$—	$—	$0.2	$—	$—	$0.1	$—	$—
Market value of assets under management at period end (in billions) (d)	$466	$373	$390	$143	$164	$152	$48	$44	$50	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$20	$13	$6	$—	$—	$—	$23	$18	$21	$2,688	$2,129	$2,029
Return on common equity (e)	17%	20%	37%	47%	31%	34%	36%	77%	61%	18%	26%	36%
Pretax operating margin (e)	19%	13%	26%	35%	38%	38%	45%	48%	45%	22%	26%	37%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchased acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Reflects the change of investment advisor and subsequent transfer of Securities Lending assets from the Asset Servicing sector to the Institutional Asset Management sector. Prior period data has been reclassified.
The fees earned on these assets are shown as securities lending revenue in the Asset Servicing sector.
(e)	On a continuing operations basis.

n/m - not meaningful

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Human Resources & Investor Solutions			Treasury Services			Total Core Sectors			Other Activity			Consolidated Results
	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)
Revenue:
Investment management	$36	$39	$39	$—	$—	$—	$1,413	$1,414	$1,381	$—	$—	$(6)	$1,413	$1,414	$1,375
Human resources & investor solutions	944	1,020	696	—	—	—	944	1,020	696	—	—	(5)	944	1,020	691
Institutional trust and custody	—	—	—	1	1	1	472	479	392	(1)	—	—	471	479	392
Securities lending revenue	—	—	—	—	—	—	69	75	97	—	—	—	69	75	97
Transfer revenue	—	(1)	(2)	8	7	6	—	—	—	—	—	—	—	—	—

Trust and investment fee revenue	980	1,058	733	9	8	7	2,898	2,988	2,566	(1)	—	(11)	2,897	2,988	2,555
Other fee revenue (b)	(2)	2	(6)	367	345	325	519	502	514	259	207	(288)	778	709	226
Net interest revenue (expense) (c)	3	(25)	(12)	399	440	376	685	697	641	(99)	(75)	(59)	586	622	582

Total revenue	981	1,035	715	775	793	708	4,102	4,187	3,721	159	132	(358)	4,261	4,319	3,363
Credit quality expense	—	—	—	6	6	2	7	6	3	—	166	(7)	7	172	(4)
Operating expense:
Amortization of goodwill	—	—	11	—	—	13	—	—	68	—	—	5	—	—	73
Other expense	1,019	983	664	430	429	402	3,112	3,044	2,490	95	62	82	3,207	3,106	2,572

Total operating expense	1,019	983	675	430	429	415	3,112	3,044	2,558	95	62	87	3,207	3,106	2,645

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	(38)	52	40	339	358	291	983	1,137	1,160	64	(96)	(438)	1,047	1,041	722
Income taxes (benefits) (d)	(16)	17	16	120	127	105	346	412	434	24	(34)	(147)	370	378	287

Income (loss) from continuing operations before cumulative effect of accounting change	(22)	35	24	219	231	186	637	725	726	40	(62)	(291)	677	663	435
Cumulative effect of accounting change (e)	—	—	—	—	—	—	—	—	—	(7)	—	—	(7)	—	—

Income from continuing operations	(22)	35	24	219	231	186	637	725	726	33	(62)	(291)	670	663	435
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—	—	31	19	883

Net income (loss)	$(22)	$35	$24	$219	$231	$186	$637	$725	$726	$33	$(62)	$(291)	$701	$682	$1,318

Average loans	$—	$—	$—	$3.5	$5.3	$5.6	$6.4	$8.0	$7.9	$1.3	$1.4	$1.9	$7.7	$9.4	$9.8
Average assets (f)(g)	$1.8	$1.4	$0.9	$10.9	$11.2	$9.9	$26.1	$24.2	$22.1	$7.4	$8.6	$10.6	$33.9	$33.7	$45.5
Average deposits	$0.4	$0.1	$0.1	$9.3	$9.8	$8.6	$18.5	$17.7	$16.6	$1.0	$1.3	$1.0	$19.5	$19.0	$17.6
Average common equity	$0.4	$0.3	$0.2	$1.1	$1.0	$0.8	$3.2	$2.6	$2.3	$0.3	$0.8	$1.4	$3.5	$3.4	$3.7
Average Tier I preferred equity	$0.2	$—	$—	$0.1	$0.2	$0.2	$1.0	$0.2	$0.2	$—	$0.8	$0.8	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$657	$581	$592	$—	$—	$—	$657	$581	$592
Market value of assets under administration or custody at period end (in billions)	$114	$116	$26	$—	$—	$—	$2,845	$2,276	$2,082	$—	$—	$—	$2,845	$2,276	$2,082
Return on common equity (h)	-5%	13%	15%	20%	23%	22%	20%	28%	32%	n/m	n/m	n/m	19%	20%	12%
Pretax operating margin (h)	-4%	5%	6%	44%	45%	41%	24%	27%	31%	n/m	n/m	n/m	25%	24%	21%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchased acquisitions.
(b)	Consolidated results include FTE impact of $42 million, $43 million and $40 million for 2003, 2002 and 2001, respectively.
(c)	Consolidated results include FTE impact of $17 million, $12 million and $8 million for 2003, 2002 and 2001, respectively.
(d)	Consolidated results include FTE impact of $59 million, $55 million and $48 million for 2003, 2002 and 2001, respectively.
(e)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(f)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(g)	Consolidated average assets includes average assets of discontinued operations (including assets of the fixed income trading business) of $0.4 billion, $0.9 billion and $12.8 billion for 2003, 2002 and 2001, respectively.
(h)	On a continuing operations basis.

n/m - not meaningful

Note:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector in the third quarter of 2003, the results of its online financial planning and advice services were moved from the HR& IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.
Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

INSTITUTIONAL ASSET MANAGEMENT—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management	$132	$118	$112	$132	$107	$122	$130	$190	$183	$164	$160
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	7	8	8	6	8	11	10	15	10	10	11
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue (a)	11	10	10	7	7	10	9	10	12	15	10

Trust and investment fee revenue	150	136	130	145	122	143	149	215	205	189	181
Other fee revenue	4	2	1	7	4	3	6	6	10	—	3
Net interest revenue (expense)	(7)	(7)	(8)	(7)	(4)	(4)	(6)	(4)	(4)	(4)	(4)

Total revenue	147	131	123	145	122	142	149	217	211	185	180
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense	117	109	112	136	114	115	121	159	144	135	134

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	30	22	11	9	8	27	28	58	67	50	46
Income taxes (benefits)	11	9	4	3	3	10	10	20	24	18	14

Income (loss) from continuing operations before cumulative effect of accounting change	19	13	7	6	5	17	18	38	43	32	32
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	19	13	7	6	5	17	18	38	43	32	32
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$19	$13	$7	$6	$5	$17	$18	$38	$43	$32	$32

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$1.2	$1.2	$1.3	$1.3	$1.4	$1.4	$1.4	$1.4	$1.5	$1.5	$1.5
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.5	$0.5	$0.5	$0.5	$0.6	$0.6	$0.6
Average Tier I preferred equity	$—	$—	$—	$—	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3
Market value of assets under management at period end (in billions)(d)	$395	$377	$357	$373	$372	$409	$433	$466	$491	$491	$489
Market value of assets under administration or custody at period end (in billions)	$7	$7	$7	$13	$13	$14	$17	$20	$16	$15	$17
Return on common equity (e)(f)	32%	24%	13%	11%	4%	15%	15%	30%	30%	22%	21%
Pretax operating margin (e)	20%	17%	9%	6%	6%	19%	19%	27%	31%	27%	26%

(a)	Consists largely of sub-advisory and distribution fees credited to the Institutional Asset Management sector by the Mutual Fund sector.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Reflects the change of investment advisor and subsequent transfer of Securities Lending assets from the Asset Servicing sector to the Institutional Asset Management sector.
Prior period data has been reclassified. Includes securities lending assets of $77 billion, $82 billion and $86 billion in the first, second and third quarters, respectively of 2004, $53 billion, $59 billion, $63 billion, and $66 billion in the first, second, third and fourth quarters, respectively of 2003, and $45 billion, $43 billion, $48 billion, and $45 billion in the first, second, third and fourth quarters, respectively of 2002. The fees earned on these assets are shown as securities lending revenue in the Asset Servicing sector.
(e)	On a continuing operations basis.
(f)	Ratios are annualized.

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MUTUAL FUNDS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management	$155	$156	$150	$143	$138	$138	$140	$137	$138	$137	$134
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	3	2	—	(1)	(1)	(1)	(3)	1	(1)	1	—
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue (a)	(16)	(15)	(15)	(13)	(13)	(15)	(14)	(14)	(15)	(14)	(15)

Trust and investment fee revenue	142	143	135	129	124	122	123	124	122	124	119
Other fee revenue	(2)	—	(2)	(2)	—	—	(1)	1	(1)	(1)	—
Net interest revenue (expense)	2	1	2	2	(2)	(1)	—	(1)	(1)	(2)	(1)

Total revenue	142	144	135	129	122	121	122	124	120	121	118
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense	84	86	83	85	77	79	80	84	77	77	77

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	58	58	52	44	45	42	42	40	43	44	41
Income taxes (benefits)	24	23	22	16	16	15	15	14	15	16	13

Income (loss) from continuing operations before cumulative effect of accounting change	34	35	30	28	29	27	27	26	28	28	28
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	34	35	30	28	29	27	27	26	28	28	28
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$34	$35	$30	$28	$29	$27	$27	$26	$28	$28	$28

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6	$0.5	$0.6	$0.6
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.4	$0.4	$0.4	$0.4	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I preferred equity	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$164	$164	$162	$164	$152	$157	$146	$143	$141	$142	$134
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (d)(e)	36%	34%	29%	26%	51%	47%	47%	44%	51%	54%	52%
Pretax operating margin (d)	41%	40%	39%	34%	37%	35%	34%	32%	36%	36%	35%

(a)	Consists of sub-advisory and distribution fees credited to other sectors.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management	$73	$70	$69	$65	$65	$65	$69	$76	$74	$75	$74
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	3	4	2	2	2	2	2	3	2	2	3
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	4	5	4	4	3	2	4	1	2	1	1

Trust and investment fee revenue	80	79	75	71	70	69	75	80	78	78	78
Other fee revenue	4	1	5	5	3	4	3	4	4	2	2
Net interest revenue (expense)	54	54	52	49	58	59	55	51	52	55	53

Total revenue	138	134	132	125	131	132	133	135	134	135	133
Credit quality expense	1	—	(1)	—	—	—	—	1	—	1	—
Operating expense	70	66	68	74	68	73	76	76	77	78	78

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	67	68	65	51	63	59	57	58	57	56	55
Income taxes (benefits)	24	25	23	17	22	21	20	21	20	20	18

Income (loss) from continuing operations before cumulative effect of accounting change	43	43	42	34	41	38	37	37	37	36	37
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	43	43	42	34	41	38	37	37	37	36	37
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$43	$43	$42	$34	$41	$38	$37	$37	$37	$36	$37

Average loans	$2.5	$2.7	$2.8	$2.7	$2.7	$2.8	$2.9	$3.1	$3.3	$3.4	$3.4
Average assets (b)	$5.1	$5.0	$4.8	$5.0	$5.4	$5.5	$5.5	$5.6	$6.0	$6.2	$6.3
Average deposits	$4.5	$4.4	$4.3	$4.5	$4.6	$4.6	$4.6	$4.7	$5.0	$5.3	$5.4
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5
Average Tier I preferred equity	$—	$—	$—	$—	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of total client assets at period end (in billions)(c)	$74	$70	$64	$66	$64	$69	$71	$75	$76	$76	$76
Return on common equity (d)(e)	84%	82%	78%	65%	39%	36%	35%	34%	31%	30%	31%
Pretax operating margin (d)	48%	51%	49%	41%	48%	45%	43%	43%	43%	41%	41%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(b)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(c)	Includes assets under management, before amounts subadvised for other sectors, of $47 billion, $46 billion and $47 billion in the first, second and third quarters, respectively of 2004, $40 billion, $44 billion, $45 billion, and $47 billion in the first, second, third and fourth quarters, respectively of 2003, and $47 billion, $44 billion, $40 billion, and $41 billion in the first, second, third and fourth quarters, respectively of 2002.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	104	111	112	107	100	105	104	113	120	118	113
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16
Transfer revenue	(1)	(1)	(1)	1	1	—	—	1	—	(2)	—

Trust and investment fee revenue	122	134	127	124	116	127	120	130	138	140	129
Other fee revenue	31	35	38	28	33	21	37	30	44	42	27
Net interest revenue (expense)	28	24	22	21	20	23	21	18	14	18	17

Total revenue	181	193	187	173	169	171	178	178	196	200	173
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense	129	135	138	140	128	128	138	147	145	143	142

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	52	58	49	33	41	43	40	31	51	57	31
Income taxes (benefits)	18	21	18	10	15	15	14	11	18	20	10

Income (loss) from continuing operations before cumulative effect of accounting change	34	37	31	23	26	28	26	20	33	37	21
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	34	37	31	23	26	28	26	20	33	37	21
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$34	$37	$31	$23	$26	$28	$26	$20	$33	$37	$21

Average loans	$—	$—	$—	$—	$—	$0.1	$—	$—	$0.1	$0.1	$—
Average assets (b)	$4.5	$4.6	$4.9	$4.8	$5.4	$5.7	$6.1	$6.2	$7.1	$6.8	$7.0
Average deposits	$3.2	$3.4	$3.4	$3.4	$3.5	$4.2	$4.5	$4.6	$5.5	$5.4	$5.8
Average common equity	$0.4	$0.5	$0.4	$0.5	$0.5	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6
Average Tier I preferred equity	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of securities lending assets at period end (in billions)(c)	$45	$43	$44	$41	$45	$51	$53	$55	$64	$68	$73
Market value of assets under administration or custody at period end (in billions)	$2,162	$2,066	$2,071	$2,129	$2,157	$2,369	$2,463	$2,688	$2,793	$2,826	$2,946
Return on common equity (d)(e)	29%	32%	26%	18%	21%	19%	18%	13%	22%	25%	14%
Pretax operating margin (d)	29%	30%	26%	19%	25%	25%	22%	18%	26%	29%	18%

(a)	Securities lending assets are included as assets under management in the Institutional Asset Management sector. Fees on those assets are recorded above as securities lending revenue.
(b)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(c)	Included as assets under management in the Institutional Asset Management sector.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

HUMAN RESOURCES & INVESTOR SOLUTIONS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (f)	4th qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management (a)	$10	$11	$9	$9	$8	$9	$9	$10	$10	$9	$8
Human resources & investor solutions	269	264	232	255	240	245	229	230	233	232	220
Institutional trust and custody	—	—	—	—	—	—	—	—	—	—	—
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	—	—	—	(1)	—	(1)	1	—	(1)	(1)	1

Trust and investment fee revenue	279	275	241	263	248	253	239	240	242	240	229
Other fee revenue	(3)	—	5	—	—	(2)	—	—	—	1	2
Net interest revenue (expense)	(7)	(6)	(6)	(6)	(4)	—	2	5	4	4	5

Total revenue	269	269	240	257	244	251	241	245	246	245	236
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—
Operating expense	247	252	240	244	243	254	285	237	230	230	220

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	22	17	—	13	1	(3)	(44)	8	16	15	16
Income taxes (benefits)	8	5	—	4	—	(2)	(17)	3	6	5	5

Income (loss) from continuing operations before cumulative effect of accounting change	14	12	—	9	1	(1)	(27)	5	10	10	11
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	14	12	—	9	1	(1)	(27)	5	10	10	11
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$14	$12	$—	$9	$1	$(1)	$(27)	$5	$10	$10	$11

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$1.3	$1.3	$1.5	$1.5	$1.7	$1.7	$1.7	$1.8	$1.4	$1.4	$1.5
Average deposits	$0.1	$0.1	$0.1	$0.1	$0.1	$0.3	$0.4	$0.6	$0.7	$0.8	$0.9
Average common equity	$0.3	$0.3	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	$0.4	$0.3	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$135	$121	$114	$116	$112	$107	$110	$114	$110	$103	$101
Return on common equity (d)(e)	21%	16%	1%	13%	1%	0%	-25%	4%	11%	10%	12%
Pretax operating margin (d)	8%	6%	0%	5%	0%	-1%	-18%	3%	7%	6%	7%

(a)	Earned from mutual fund investments in employee benefit plans administered in this sector.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.
(f)	The third quarter of 2003 includes a pre-tax charge of $47 million associated with severance ($29 million), software and fixed asset write-downs ($15 million) and other expenses ($3 million).

Note:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector in the third quarter of 2003, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity. Prior periods have been reclassified.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TREASURY SERVICES—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	—	—	—	1	—	—	—	1	—	1	—
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	2	2	2	1	2	3	1	2	2	1	2

Trust and investment fee revenue	2	2	2	2	2	3	1	3	2	2	2
Other fee revenue	82	84	90	89	87	87	100	93	92	91	91
Net interest revenue (expense)	108	114	114	104	109	108	97	85	81	80	70

Total revenue	192	200	206	195	198	198	198	181	175	173	163
Credit quality expense	1	—	2	3	4	—	1	1	—	(1)	1
Operating expense	104	105	106	114	106	104	111	109	104	103	105

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	87	95	98	78	88	94	86	71	71	71	57
Income taxes (benefits)	31	34	35	27	31	33	31	25	25	26	18

Income (loss) from continuing operations before cumulative effect of accounting change	56	61	63	51	57	61	55	46	46	45	39
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	56	61	63	51	57	61	55	46	46	45	39
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$56	$61	$63	$51	$57	$61	$55	$46	$46	$45	$39

Average loans	$5.3	$5.5	$5.4	$5.1	$4.0	$3.7	$3.4	$3.1	$3.1	$3.1	$2.7
Average assets (b)	$9.8	$9.3	$12.5	$13.2	$14.1	$10.1	$10.4	$9.1	$9.0	$9.3	$9.3
Average deposits	$8.5	$8.0	$11.0	$11.8	$12.3	$8.5	$8.8	$7.6	$7.4	$7.7	$7.8
Average common equity	$1.1	$1.0	$1.1	$0.9	$1.2	$1.1	$1.1	$1.0	$1.0	$1.0	$0.9
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (c)(d)	22%	24%	24%	21%	19%	22%	20%	18%	18%	18%	16%
Pretax operating margin (c)	46%	47%	48%	39%	45%	47%	43%	39%	41%	41%	35%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(b)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.

Note:	In the fourth quarter of 2003, based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation's merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TOTAL CORE SECTORS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (e)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management	$370	$355	$340	$349	$318	$334	$348	$413	$405	$385	$376
Human resources & investor solutions	269	264	232	255	240	245	229	230	233	232	220
Institutional trust and custody	117	125	122	115	109	117	113	133	131	132	127
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16
Transfer revenue	—	1	—	(1)	—	(1)	1	—	—	—	(1)

Trust and investment fee revenue	775	769	710	734	682	717	707	792	787	773	738
Other fee revenue	116	122	137	127	127	113	145	134	149	135	125
Net interest revenue (expense)	178	180	176	163	177	185	169	154	146	151	140

Total revenue	1,069	1,071	1,023	1,024	986	1,015	1,021	1,080	1,082	1,059	1,003
Credit quality expense	2	—	1	3	4	—	1	2	—	—	1
Operating expense	751	753	747	793	736	753	811	812	777	766	756

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	316	318	275	228	246	262	209	266	305	293	246
Income taxes (benefits)	116	117	102	77	87	92	73	94	108	105	78

Income (loss) from continuing operations before cumulative effect of accounting change	200	201	173	151	159	170	136	172	197	188	168
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	200	201	173	151	159	170	136	172	197	188	168
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$200	$201	$173	$151	$159	$170	$136	$172	$197	$188	$168

Average loans	$7.8	$8.2	$8.2	$7.8	$6.7	$6.6	$6.3	$6.2	$6.5	$6.6	$6.1
Average assets (b)	$22.6	$22.1	$25.7	$26.5	$28.7	$25.1	$25.7	$24.7	$25.5	$25.8	$26.2
Average deposits	$16.3	$15.9	$18.8	$19.8	$20.5	$17.6	$18.3	$17.5	$18.6	$19.2	$19.9
Average common equity	$2.6	$2.6	$2.6	$2.5	$3.2	$3.2	$3.2	$3.2	$3.3	$3.2	$3.2
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$610	$588	$562	$581	$566	$612	$625	$657	$679	$679	$670
Market value of assets under administration or custody at period end (in billions)	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611	$2,845	$2,944	$2,968	$3,088
Return on common equity (c)(d)	31%	31%	26%	24%	20%	21%	17%	21%	24%	23%	21%
Pretax operating margin (c)	30%	30%	27%	22%	25%	26%	20%	25%	28%	28%	25%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.
(e)	The third quarter of 2003 includes a pre-tax charge of $47 million associated with severance ($29 million), software and fixed asset write-downs ($15 million) and other expenses ($3 million).

Note:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector in the third quarter of 2003, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER ACTIVITY—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th qtr	1st Qtr (e)	2nd Qtr (f)	3rd Qtr
Revenue:
Investment management	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	1	1
Institutional trust and custody	—	—	—	—	—	(1)	1	(1)	2	1	—
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	—	(1)	—	1	—	1	(1)	—	—	—	1

Trust and investment fee revenue	—	(1)	—	1	—	—	—	(1)	2	2	2
Other fee revenue	57	40	37	73	49	52	78	80	145	70	76
Net interest revenue (expense)	(19)	(25)	(17)	(14)	(19)	(18)	(32)	(30)	(28)	(28)	(26)

Total revenue	38	14	20	60	30	34	46	49	119	44	52
Credit quality expense	2	160	1	3	—	3	(1)	(2)	(7)	—	(1)
Operating expense	17	2	4	39	18	25	21	31	54	62	33

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	19	(148)	15	18	12	6	26	20	72	(18)	20
Income taxes (benefits)	8	(53)	5	6	5	3	9	7	25	(6)	7

Income (loss) from continuing operations before cumulative effect of accounting change	11	(95)	10	12	7	3	17	13	47	(12)	13
Cumulative effect of accounting change (a)	—	—	—	—	(7)	—	—	—	—	—	—

Income from continuing operations	11	(95)	10	12	—	3	17	13	47	(12)	13
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$11	$(95)	$10	$12	$—	$3	$17	$13	$47	$(12)	$13

Average loans	$1.3	$1.5	$1.6	$1.4	$1.5	$1.3	$1.1	$1.1	$1.0	$0.9	$0.9
Average assets (b)	$9.0	$10.4	$8.0	$7.2	$6.1	$8.8	$7.3	$7.5	$7.7	$7.6	$7.2
Average deposits	$1.2	$2.0	$1.1	$0.9	$0.9	$1.5	$0.9	$0.9	$0.6	$0.6	$0.4
Average common equity	$0.9	$0.8	$0.7	$0.8	$0.2	$0.4	$0.3	$0.4	$0.5	$0.5	$0.6
Average Tier I preferred equity	$0.8	$0.8	$0.8	$0.8	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (c)(d)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin (c)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(b)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.
(e)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation's indirect investment in Shinsei Bank.
Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of small non-strategic businesses that the Corporation intends to exit.
(f)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the Corporation's new European Headquarters.

n/m - not meaningful

Note:	As a consequence of the repositioning of the Human Resources & Investor Solutions (HR&IS) sector, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation's merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

CONSOLIDATED RESULTS—11 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (e)	4th Qtr	1st Qtr (f)	2nd Qtr (g)	3rd Qtr
Revenue:
Investment management	$370	$355	$340	$349	$318	$334	$348	$413	$405	$385	$376
Human resources & investor solutions	269	264	232	255	240	245	229	230	233	233	221
Institutional trust and custody	117	125	122	115	109	116	114	132	133	133	127
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16
Transfer revenue	—	—	—	—	—	—	—	—	—	—	—

Trust and investment fee revenue	775	768	710	735	682	717	707	791	789	775	740
Other fee revenue	173	162	174	200	176	165	223	214	294	205	201
Net interest revenue (expense)	159	155	159	149	158	167	137	124	118	123	114

Total revenue	1,107	1,085	1,043	1,084	1,016	1,049	1,067	1,129	1,201	1,103	1,055
Credit quality expense	4	160	2	6	4	3	—	—	(7)	—	—
Operating expense	768	755	751	832	754	778	832	843	831	828	789

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	335	170	290	246	258	268	235	286	377	275	266
Income taxes (benefits)	124	64	107	83	92	95	82	101	133	99	85

Income (loss) from continuing operations before cumulative effect of accounting change	211	106	183	163	166	173	153	185	244	176	181
Cumulative effect of accounting change (a)	—	—	—	—	(7)	—	—	—	—	—	—

Income from continuing operations	211	106	183	163	159	173	153	185	244	176	181
Income from discontinued operations after-tax (a)	5	3	8	3	2	2	28	(1)	1	—	2

Net income (loss)	$216	$109	$191	$166	$161	$175	$181	$184	$245	$176	$183

Average loans	$9.1	$9.7	$9.8	$9.2	$8.2	$7.9	$7.4	$7.3	$7.5	$7.5	$7.0
Average assets (b)	$33.0	$33.4	$34.2	$34.2	$35.3	$34.3	$33.4	$32.5	$33.2	$33.4	$33.4
Average deposits	$17.5	$17.9	$19.9	$20.7	$21.4	$19.1	$19.2	$18.4	$19.2	$19.8	$20.3
Average common equity	$3.5	$3.4	$3.3	$3.3	$3.4	$3.6	$3.5	$3.6	$3.8	$3.7	$3.8
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$610	$588	$562	$581	$566	$612	$625	$657	$679	$679	$670
Market value of assets under administration or custody at period end (in billions)	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611	$2,845	$2,944	$2,968	$3,088
Return on common equity (c)(d)	25%	13%	22%	19%	19%	20%	17%	20%	26%	19%	19%
Pretax operating margin (c)	30%	16%	28%	23%	25%	25%	22%	25%	31%	25%	25%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation's reportable sectors.
(b)	Consolidated average assets includes average assets of discontinued operations (including the assets of the fixed income trading business) of $0 in the first, second and third quarters, respectively of 2004, $0.5 billion, $0.4 billion, $0.4 billion and $0.3 billion for the first, second, third and fourth quarters, respectively of 2003, and $1.4 billion, $0.9 billion, $0.5 billion and $0.5 billion for the first, second, third and fourth quarters, respectively, of 2002.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.
(e)	The third quarter of 2003 includes a pre-tax charge of $50 million associated with severance ($29 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).
(f)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation's indirect investment in Shinsei Bank.
Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of small non-strategic businesses that the Corporation intends to exit.
(g)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the Corporation's new European Headquarters.

Note:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operation. And, as a consequence of the repositioning of the HR&IS sector in the third quarter of 2003, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation's merchant card business was moved from the Treasury Services sector to Other Activity.
Prior periods have been reclassified.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Investment management	$370	$355	$340	$349	$318	$334	$348	$413	$405	$385	$376
Human resources & investor solutions	269	264	232	255	240	245	229	230	233	233	221
Institutional trust & custody	117	125	122	115	109	116	114	132	133	133	127
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16

Trust and investment fee revenue (a)	775	768	710	735	682	717	707	791	789	775	740
Cash management revenue	64	67	71	71	72	71	83	83	78	79	77
Foreign exchange revenue	35	37	44	30	38	28	42	39	57	50	37
Financing-related revenue	34	38	34	41	32	38	30	41	35	30	32
Equity investment revenue (b)	21	(5)	(23)	(21)	3	(18)	3	6	98	9	23
Other revenue	10	13	10	36	11	13	38	21	14	19	21

Total fee and other revenue	939	918	846	892	838	849	903	981	1,071	962	930
Gains on the sales of securities	—	—	28	31	11	21	18	12	—	8	—

Total noninterest revenue (non-FTE)	$939	$918	$874	$923	$849	$870	$921	$993	$1,071	$970	$930
FTE impact	9	12	10	12	9	12	9	12	12	10	11

Total noninterest revenue (FTE)	$948	$930	$884	$935	$858	$882	$930	$1,005	$1,083	$980	$941
Fee revenue as a percentage of fee and net interest revenue (FTE) (b)	86%	86%	84%	86%	84%	84%	87%	89%	90%	89%	89%
Market value of assets under management at period end (in billions)	$610	$588	$562	$581	$566	$612	$625	$657	$679	$679	$670
Market value of assets under administration or custody at period end (in billions)	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611	$2,845	$2,944	$2,968	$3,088
S&P 500 Index—period end	1147	990	815	880	848	975	996	1112	1126	1141	1115
S&P 500 Index—daily average	1132	1070	895	887	861	938	1000	1056	1133	1123	1104

(a)	Amounts do not necessarily agree with those presented in Business Sectors which include net interest revenue / (expense) and revenue transferred between sectors under revenue transfer agreements. Additionally, sector amounts are reported on a fully taxable equivalent (FTE) basis.

(b)	The first quarter of 2004 included a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation's indirect investment in Shinsei Bank.
This gain is included in equity investment revenue.
Excluding the gain, fee revenue as a percentage of fee and net interest revenue (FTE) would have totaled 89%.

Note:	For analytical purposes, the term "fee revenue", as utilized throughout this report, is defined as total noninterest revenue (including equity investment revenue) less gains on the sales of securities.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

OPERATING EXPENSE

	2002				2003				2004
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (b)	4th Qtr	1st Qtr (c)	2nd Qtr (d)	3rd Qtr
Staff Expense:
Compensation	$324	$322	$321	$349	$326	$323	$349	$327	$316	$319	$323
Incentive (a)	111	95	82	98	64	76	87	117	105	94	91
Employee benefits	38	38	32	40	59	58	58	58	74	68	67

Total staff expense	473	455	435	487	449	457	494	502	495	481	481
Professional, legal and other purchased services	82	93	105	106	92	108	108	117	104	110	102
Net occupancy expense	63	60	63	60	64	65	68	68	68	93	66
Equipment expense	57	52	51	61	54	50	70	58	54	53	54
Business development	32	34	32	33	25	25	28	30	25	26	25
Communications expense	28	30	25	27	27	29	24	26	28	27	23
Amortization of intangible assets	3	4	3	5	5	4	5	5	5	4	5
Other expense	30	27	37	53	38	40	35	37	52	34	33

Total operating expense	$768	$755	$751	$832	$754	$778	$832	$843	$831	$828	$789

(a)	Effective January 1, 2003, the Corporation began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in Statement of Financial Accounting Standards (SFAS) No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure."
Stock option expense totaled less than $1 million in the first, second, third and fourth quarters of 2003 and approximately $4 million in the first, second and third quarters of 2004.

(b)	The third quarter of 2003 includes charges related to the Human Resources & Investor Solutions sector of $50 million associated with severance ($29 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).

(c)	The first quarter of 2004 includes a charge of $19 million associated with a writedown of small non-strategic businesses that the Corporation intends to exit.

(d)	The second quarter of 2004 includes a $24 million charge relating to vacating 10 leased locations in London and moving into the Corporation's new European Headquarters.
Nearly all of the charge was recorded as occupancy expense in the table above.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

NONPERFORMING ASSETS

	2002				2003				2004
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Nonperforming loans:
Commercial and financial	$55	$151	$55	$54	$42	$57	$51	$49	$48	$11	$17
Personal	2	4	5	3	3	3	2	2	2	3	3
Commercial real estate	3	11	7	—	—	—	—	—	1	—	—
Lease finance assets	14	9	—	—	—	—	9	—	—	—	—

Total nonperforming loans	74	175	67	57	45	60	62	51	51	14	20
Total acquired property	1	1	2	2	1	1	1	1	—	1	1

Total nonperforming assets	$75	$176	$69	$59	$46	$61	$63	$52	$51	$15	$21

Nonperforming loans as a percentage of total loans	0.77%	1.78%	0.72%	0.68%	0.58%	0.77%	0.86%	0.69%	0.68%	0.20%	0.30%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	3.00%	7.55%	3.14%	2.66%	2.01%	2.51%	2.48%	2.09%	1.99%	0.56%	0.82%

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS—11 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

	2002				2003				2004
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Reserve Activity:
Loan losses	96	106	242	127	127	114	113	110	103	94	96
Unfunded commitments	42	32	51	52	52	64	66	71	75	77	73

Reserve at beginning of period	$138	$138	$293	$179	$179	$178	$179	$181	$178	$171	$169
Total credit losses	(2)	(5)	(88)	(2)	(1)	(1)	(2)	(2)	—	(2)	(1)
Total recoveries	1	1	3	8	10	1	4	2	—	2	1

Sub-total—net credit recoveries (losses)	$(1)	$(4)	$(85)	$6	$9	$—	$2	$—	$—	$—	$—
Credit losses on loans transferred to held for sale	(2)	(3)	(30)	(4)	(11)	(2)	—	(3)	—	—	—

Total net credit recoveries (losses)	$(3)	$(7)	$(115)	$2	$(2)	$(2)	$2	$(3)	$—	$—	$—
Impact of disposals and acquisitions	(1)	2	—	—	—	—	—	—	—	—	—
Securitizations	—	—	—	(2)	—	—	—	—	—	(2)	—
Loss on sale of commitments	—	—	(1)	(6)	(3)	—	—	—	—	—	—
Provision for credit losses	4	160	2	6	4	3	—	—	(7)	—	—

Reserve at end of period	$138	$293	$179	$179	$178	$179	$181	$178	$171	$169	$169
Reserve for loan losses	$106	$242	$127	$127	$114	$113	$110	$103	$94	$96	$98
Reserve for unfunded commitments	32	51	52	52	64	66	71	75	77	73	71

Reserve at end of period	$138	$293	$179	$179	$178	$179	$181	$178	$171	$169	$169
Reserve for loan losses as a percentage
of total loans (a)	1.11%	2.47%	1.36%	1.51%	1.46%	1.46%	1.52%	1.37%	1.27%	1.39%	1.40%
Reserve for unfunded commitments as
a percentage of unfunded commitments (a)	0.13%	0.21%	0.22%	0.25%	0.32%	0.35%	0.39%	0.44%	0.46%	0.47%	0.47%
Annualized net credit losses to average loans	0.15%	0.26%	4.64%	-0.08%	0.09%	0.11%	-0.12%	0.21%	0.00%	0.00%	0.00%

(a)	At period end.